April 22, 2009

                          TOUCHSTONE FUNDS GROUP TRUST

                    TOUCHSTONE CLOVER CORE FIXED INCOME FUND

                 SUPPLEMENT TO PROSPECTUS DATED FEBRUARY 1, 2009

        NOTICE OF CHANGES TO THE TOUCHSTONE CLOVER CORE FIXED INCOME FUND

         THE FOLLOWING CHANGES WILL TAKE PLACE EFFECTIVE APRIL 22, 2009.

THE TOUCHSTONE BOARD OF DIRECTORS HAS RESCINDED THE PLAN OF LIQUIDATION ENACTED FOR THE CLOVER CORE FIXED INCOME FUND.

THE CLOVER CORE FIXED INCOME FUND WILL CHANGE ITS NAME TO THE TOUCHSTONE INTERMEDIATE FIXED INCOME FUND. THE SUB-ADVISOR WILL CHANGE FROM FEDERATED INVESTMENT MANAGEMENT COMPANY TO MILNE LLC D/B/A JKMILNE ASSET MANAGEMENT. THE CLASS I SHARES WILL CHANGE TO THE INSTITUTIONAL SHARES.

THE FUND REMAINS CLOSED TO INITIAL AND SUBSEQUENT INVESTMENTS. THERE ARE NO EXCHANGE PRIVILEGES WITH THE NEW INSTITUTIONAL SHARES.

PLEASE REPLACE THE SECTIONS ON PAGE 2 ENTITLED "ITS PRINCIPAL INVESTMENT STRATEGIES" AND "THE KEY RISKS" WITH THE FOLLOWING:

ITS PRINCIPAL INVESTMENT STRATEGIES

The Touchstone Intermediate Fixed Income Fund invests, under normal circumstances, at least 80% of its assets in fixed income securities. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. Fixed income securities consist of U.S. government obligations and other investment grade fixed income securities, including corporate debt obligations, mortgage-backed securities, commercial mortgage-backed securities, and asset-backed securities. Corporate debt obligations include corporate bonds, debentures, notes and other similar instruments. Investment grade fixed income securities include securities rated BBB- or higher by Standard & Poor's Corporation ("S&P") or Baa3 or higher by Moody's Investors Services, Inc. ("Moody's") or, if unrated by S&P or Moody's, determined by the sub-advisor, Milne LLC d/b/a JKMilne Asset Management ("JKMilne"), to be of comparable quality.

In selecting investments for the Fund, JKMilne chooses fixed income securities of issuers that it believes will offer attractive income and/or capital appreciation potential with a reasonable level of risk. JKMilne invests in fixed income obligations of different issuers (as described above), maturities and structures depending on its current assessment of the relative valuations of the sectors in which the Fund invests. In assessing the relative valuations of these sectors, JKMilne generally considers whether the securities included within a sector are selling at a discount to JKMilne's estimate of their intrinsic value.

The securities in which the Fund invests may pay interest at fixed rates, variable rates, or subject to reset terms. In addition, these securities may make principal payments that are fixed, variable or both. Under normal circumstances, the Fund's effective duration will typically be between two and five years. JKMilne generally sells a security when it reaches a target price, there is a change in the issuer's credit quality, or if its current assessment of the relative valuations of the sectors in which the Fund invests or markets as a whole make investments in other securities appear more attractive.

THE KEY RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Regardless of the rating of a security, the Fund is subject to the risk that an issuer of the security will be unable or unwilling to make timely principal and/or interest payments.

Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the price sensitivity of fixed income securities for a given change in interest rates. Specifically, duration is the change in the value of a fixed income security that will result from a 1% change in interest rates, and generally is stated in years. Maturity, on the other hand, is the date on which a fixed income security becomes due for payment of principal.

The Fund's U.S. government securities are not guaranteed against price movements due to changing interest rates. Securities issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. In addition, securities issued by agencies such as the Federal National Mortgage Association ("Fannie Mae") are supported only by the credit of the issuing agency and any associated collateral.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average duration of the Fund's mortgage-backed securities and, therefore, to fully assess the interest rate risk of the Fund.

Asset-backed securities are fixed income securities backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and, at times, the financial condition of the issuer. Some asset-backed securities also may receive prepayments that can change the securities' effective durations.

This Fund should only be purchased by investors seeking high current income with reasonable risk to capital who can withstand share price volatility. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

ON PAGE 4 OF THE PROSPECTUS, PLEASE REPLACE THE PARAGRAPH AND TABLE DISCUSSING THE AVERAGE ANNUAL TOTAL RETURNS WITH THE FOLLOWING:

This table compares the Fund's average annual total returns (before and after taxes) for the period ended December 31, 2008, to those of the Barclays Capital Intermediate U.S. Government/Credit Index and the Barclays Capital Aggregate Bond Index. On April 22, 2009, the Fund changed its comparative index from the Barclays Capital Aggregate Bond Index to the Barclays Capital Intermediate U.S. Government/Credit Index because the Barclays Capital Intermediate U.S. Government/Credit Index more accurately reflects the Fund's portfolio composition and investment style. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2008

                                                                      1 Year       5 Years      10 Years
-----------------------------------------------------------------------------------------------------------
Touchstone Intermediate Fixed Income Fund - Institutional Shares

Return Before Taxes                                                   -0.56%         3.04%        4.41%
Return After Taxes on Distributions                                   -2.23%         1.33%        2.51%
Return After Taxes on Distributions and Sale of Fund Shares(1)        -0.37%         1.65%        2.64%
Barclays Capital Intermediate U.S. Government/Credit Index (2)         5.08%         4.21%        5.43%
Barclays Capital Aggregate Bond Index(3)                               5.24%         4.65%        5.63%
-----------------------------------------------------------------------------------------------------------

(1) When the "Return After Taxes on Distributions and Sale of Fund Shares" is greater than the "Return Before Taxes," it is because of realized losses. If a capital loss occurs upon the redemption of the Fund's shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.

(2) The Barclays Capital Intermediate U.S. Government/Credit Index is an index that measures the performance of dollar-denominated United States Treasuries, government-related (the United States and foreign agencies, sovereign, supranational and local authority debt), and investment-grade credit securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years, and have $250 million or more of outstanding face value. The Index reflects no deductions for fees, expenses or taxes. You cannot invest directly in an index.

(3) The Barclays Capital Aggregate Bond Index is a widely-recognized market-value weighted (higher market value bonds have more influence than lower market value bonds) index of the U.S. investment grade bond market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States. The Index reflects no deductions for fees, expenses or taxes. You cannot invest directly in an index.

ON PAGE 4 OF THE PROSPECTUS, PLEASE REPLACE THE SECTION ENTITLED "THE FUND'S FEES AND EXPENSES" WITH THE FOLLOWING:

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional shares of the Fund.

            Shareholder Fees
(fees paid directly from your investment)
--------------------------------------------------------------------------------
                                                                           None
--------------------------------------------------------------------------------

       Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
Management Fees(1)                                                         0.40%
Other Expenses                                                             0.70%
Total Annual Fund Operating Expenses                                       1.10%
Less Fee Waiver and/or Expense Reimbursement(2)                            0.70%
Net Expenses                                                               0.40%
--------------------------------------------------------------------------------
(1) "Management Fees" have been restated to reflect that the Board of Trustees approved a change to the Fund's advisory fee schedule effective April 22, 2009. Under the previous fee schedule, the Fund paid 0.45% of average net assets. Under the amended fee schedule, the Fund pays a fee of 0.40% of average net assets.

(2) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, the cost of "Acquired Fund Fees and Expenses," if any, and other extraordinary expenses not incurred in the ordinary course of Touchstone's business). This expense limitation will remain in effect until at least January 31, 2011. Touchstone Advisors, Inc. has no ability to recoup amounts waived or reimbursed. Pursuant to this agreement, "Net Expenses" will not exceed 0.40%.

EXAMPLE. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except that contractual fee waivers are reflected only for the length of the contractual limit, i.e., the first year in the example). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year                                         $41
3 Years                                       $280
5 Years                                       $538
10 Years                                     $1,277
--------------------------------------------------------------------------------
The above example is for comparison purposes only and is not a representation of a Fund's actual expenses and returns, either past or future.

ON PAGE 8 OF THE PROSPECTUS, PLEASE REMOVE THE PARAGRAPH ENTITLED
"NON-INVESTMENT GRADE DEBT SECURITIES."

ON PAGE 11 OF THE PROSPECTUS, PLEASE REPLACE THE SECTIONS ENTITLED "SUB-ADVISOR" AND "PORTFOLIO MANAGERS" WITH THE FOLLOWING:

SUB-ADVISOR

Milne LLC d/b/a JKMilne Asset Management ("JKMilne"), an SEC-registered investment adviser located at 100 West Station Square Drive, Suite 225, Pittsburgh, Pennsylvania 15219, serves as sub-advisor to the Touchstone Intermediate Fixed Income Fund. As sub-advisor, JKMilne makes investment decisions for the Fund and also ensures compliance with the Fund's investment policies and guidelines. As of December 31, 2008, JKMilne had approximately $1.5 billion in assets under management.

A discussion of the basis for the Board of Trustees' approval of the Fund's advisory and sub-advisory agreements will appear in the Trust's March 31, 2009 Semiannual Report and March 31, 2010 Semiannual Report, respectively.

PORTFOLIO MANAGERS

The Intermediate Fixed Income Fund is managed by John K. Milne, Deborah S. Wingerson and Brian D. Borneman.

John K. Milne is the Chief Executive Officer, Chief Investment Officer, and founder of JKMilne. Mr. Milne has investment management experience dating back to 1981. Prior to founding JKMilne in 2004, Mr. Milne was President and Chief Investment Officer of Mellon Bond Associates LLP, a senior Portfolio Manager with the Grumman Corporation Pension Fund and an Officer with Marine Midland/HSBC Personal Trust Operation.

Deborah S. Wingerson is a Managing Director and Senior Portfolio Manager at JKMilne. Ms. Wingerson has investment management experience dating back to 1985. Prior to joining JKMilne in 2007, Ms. Wingerson was a Vice President and Senior Portfolio Manager with Standish Mellon Asset Management.

Brian D. Borneman is a Portfolio Manager at JKMilne. Mr. Borneman has investment management experience dating back to 2001. Prior to joining JKMilne in 2006, Mr. Borneman was an Associate Portfolio Manager with MDL Capital Management.

Additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Fund may be found in the SAI.



              303 Broadway o Suite 1100 o Cincinnati, OH 45202-4203
                Ph: 800.543.0407 o www.touchstoneinvestments.com

        Touchstone Funds are distributed by Touchstone Securities, Inc.*
              *A registered broker-dealer and member FINRA and SIPC
                A Member of Western & Southern Financial Group(R)


               Please retain this Supplement for future reference.